Supplement to Statement of Additional Information
                           Dated November 1, 2004 for
                           The Hirtle Callaghan Trust

                 The date of this Supplement is August 12, 2005

On page 13 of the Statement of Additional Information, the second full paragraph under the sub-heading "CapGuardian" is hereby deleted and replaced with the following paragraph:

Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment consists of 0.10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the MSCI EAFE Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account ("Gross Total Return") and (ii) MSCI EAFE Index Return plus a performance hurdle of 0.40% (or 40 basis points).